EXHIBIT 99.2

County First Bank Receives Shareholder Approval for Merger With The Community Financial Corporation

WALDORF, Md., Nov. 15, 2017 (GLOBE NEWSWIRE) -- The Community Financial Corporation (NASDAQ:TCFC), the holding company for Community Bank of the Chesapeake, announced today that County First Bank (OTCQB:CUMD) has received shareholder approval for the merger of County First Bank with and into Community Bank of the Chesapeake that was announced on July 31, 2017.  The Community Financial Corporation previously announced that it has received all regulatory approvals to complete the transaction.

“We are very excited that our partnership with County First Bank will become official soon,” stated William J. Pasenelli, Chief Executive Officer of Community Bank of the Chesapeake.  “We look forward to a very smooth transition and welcoming County First’s customers and employees at the beginning of the New Year, and to enhancing Community Bank’s positioning in the Southern Maryland markets.” Michael Middleton, Chairman of the Board of The Community Financial Corporation and Community Bank of the Chesapeake added, “This transaction permits us to acquire an excellent franchise and customer base having low cost and stable core deposits. We are indeed pleased with our collective efforts in executing on this strategic opportunity.”

"We are pleased at the strong support displayed by our shareholders for this transaction, with more than 80% of outstanding shares voting in favor of the merger,” said Doug Mitchell, President and Chief Executive Officer of County First Bank. “We are confident that our customers will be equally pleased once the combination is complete."

Founded in 1990, County First has deposits of $208 million and loans of $149 million, as of September 30, 2017.  County First operates two branches in Charles County, two branches in St. Mary’s County and one branch in Calvert County. When the transaction is consummated, Community Bank of the Chesapeake will have approximately $1.6 billion in assets.

The transaction is expected to close on January 2, 2018, and is subject to customary closing conditions.

ABOUT THE COMMUNITY FINANCIAL CORPORATION

Headquartered in Waldorf, MD, The Community Financial Corporation is the bank holding company for Community Bank of the Chesapeake, a full-service commercial bank with assets over $1.3 billion.  Through its main office in Waldorf, MD, 10 branch offices in Bryans Road, Dunkirk, Leonardtown, La Plata, Charlotte Hall, Prince Frederick, Lusby, Waldorf and California, Maryland and Fredericksburg, Virginia and with five dedicated commercial lending centers, Community Bank of the Chesapeake offers a broad range of financial products and services to individuals and businesses.  More information about Community Bank of the Chesapeake can be found at www.cbtc.com.

ABOUT COUNTY FIRST BANK

County First Bank, founded in 1990 and headquartered in La Plata, MD, is a full-service business and retail banking institution.  County First Bank serves the community throughout Southern Maryland through its five branch locations in La Plata, Waldorf, New Market, Prince Frederick and California, MD. As of September 30, 2017, County First Bank total assets were approximately $236 million.  To learn more about County First Bank, please visit www.countyfirstbank.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this communication may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, those relating to The Community Financial Corporation, Community Bank of the Chesapeake’s and County First Bank’s future growth and management’s outlook or expectations for revenue, assets, asset quality, profitability, business prospects, net interest margin, non-interest revenue, allowance for loan losses, the level of credit losses from lending, liquidity levels, capital levels, or other future financial or business performance strategies or expectations. These forward looking statements may also include: management’s plan relating to the transaction; the expected completion of the transaction; the payment of any contingent cash consideration in the transaction; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the transaction; any statement of expectation or belief; projections related to certain financial metrics; and any statement of assumptions underlying the foregoing. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to differ materially from our expectations of future results, performance or achievements, or industry results, expressed or implied by these forward-looking statements.

In addition to factors previously disclosed in The Community Financial Corporation’s reports filed with the Securities and Exchange Commission including those we file with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2016, and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in The Community Financial Corporation’s and Community Bank of the Chesapeake’s operating or expansion strategy; availability of and costs associated with obtaining adequate and timely sources of liquidity; the ability to maintain credit quality; the effects of future economic, business and market conditions; weaker than anticipated market conditions in our primary market areas; changes in interest rates; governmental monetary and fiscal policies; changes in prices and values of real estate; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, including changes in the cost and scope of FDIC insurance; the failure of assumptions regarding the levels of non-performing assets and the adequacy of the allowance for loan losses; possible adverse rulings, judgments, settlements and other outcomes of pending litigation; the ability of Community Bank of the Chesapeake and County First Bank to collect amounts due under loan agreements; changes in consumer preferences; liquidity risks through an inability to raise funds through deposits, borrowings or other sources, or to maintain sufficient liquidity at the Company separate from Community Bank of the Chesapeake's liquidity; volatility in the capital and credit markets; effectiveness of Community Bank of the Chesapeake’s interest rate risk management strategies; the ability to obtain regulatory approvals and meet other closing conditions to the transaction, including approval by County First Bank’s shareholders on the expected terms and schedule; delay in closing the transaction; difficulties and delays in integrating County First Bank’s business or fully realizing cost savings and other benefits of the transaction in the expected timeframes, if at all; business disruption following the transaction; inflation; customer acceptance of Community Bank of the Chesapeake’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; and the introduction, withdrawal, success and timing of business initiatives.

You are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report. Forward-looking statements regarding the transaction are based upon currently available information.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts, and may not reflect actual results.

Contacts:

Name: William J. Pasenelli
Title: Chief Executive Officer
Community Bank of the Chesapeake
Phone: 240-427-1033
Email: wpasenelli@cbtc.com

Name: Douglas T. Mitchell
Title:  President & Chief Executive Officer
County First Bank
Phone: (240) 523-2131
Email: dmitchell@countyfirstbank.com